EXCHANGE TRADED CONCEPTS TRUST

Fount Subscription Economy ETF

NYSE ARCA Ticker: SUBS

Supplement dated April 27, 2023

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the Fount Subscription Economy ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with Fount Investment Co., Ltd., the Fund’s index provider and sponsor, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about May 26, 2023 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on May 22, 2023, and the last day of trading of the Fund’s shares on the NYSE Arca, Inc. will be on or about May 25, 2023. From May 22, 2023 through the last day of trading, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. From the last day of trading through the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.

In anticipation of the liquidation, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on April 28, 2023, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of liquidating the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 855-425-7426 or visit www.fountetfs.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FIC-SK-001-0100